UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2023

EXELA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36788	47-1347291
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2701 East Grauwyler Road Irving, Texas	75061
(Address of principal executive offices)	(Zip Code)

(844) 935-2832
(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.0001 per share	XELA	The Nasdaq Stock Market LLC
6.00% Series B Cumulative Convertible Perpetual Preferred Stock, par value $0.0001 per share	XELAP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Shrikant Sortur

On September 30, 2023, Shrikant Sortur notified Exela Technologies, Inc. (the “Company” or “Exela”) of his resignation as Chief Financial Officer of the Company effective October 2, 2023. Mr. Sortur’s resignation was for personal reasons and was not a result of any disagreement on any matter relating to the Company’s operations, policies or procedures. Mr. Sortur has agreed to act as a consultant to the Company to assist with the transition of his duties.

Appointment of Matthew Brown

On October 2, 2023, Matthew Brown, the President of the Company’s subsidiary, ETI-MNA, LLC (“ETI-MNA”), was appointed as the Company’s Interim Chief Financial Officer. Mr. Brown, age 37, has managed all aspects of the various transactions and integrations that built the Company. Mr. Brown has served in increasing roles of responsibility in the corporate and business strategy departments since the Company’s 2017 business combination, including as Global Head of Business Strategy from 2017 to 2022, and President of ETI-MNA, the Company’s portfolio manager, since 2022. Prior to Exela, Mr. Brown served as Senior Vice President for HandsOn Global Management, LLC, which he joined in 2007. Mr. Brown earned his Bachelor of Science in Electrical Engineering from the University of California, San Diego, where he graduated Summa Cum Laude.

At this time, any compensation adjustments in connection with Mr. Brown’s appointment as the Company’s Interim Chief Financial Officer have not been determined. The Company will disclose any compensation adjustment made in connection with this appointment as required.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELA TECHNOLOGIES, INC.

Date: October 5, 2023	By:	/s/ Par Chadha

Par Chadha

Executive Chairman